EXHIBIT 2

CUSIP No. 225655109

AGREEMENT CONCERNING
JOINT FILING OF SCHEDULE 13G

The undersigned agree as follows:

(i)       each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)       each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: April 10, 2024

V. PREM WATSA

/s/ V. Prem Watsa

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	Director

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

12002574 CANADA INC.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	President and Chief Operating Officer

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13G/A

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13G/A

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13G/A

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13G/A

BRIT LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Gavin Wilkinson
	Name:	Gavin Wilkinson
	Title:	Group Chief Financial Officer